UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 14, 2023
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

On June 14, 2023, Earthstone Energy Holdings, LLC (“Purchaser”), a subsidiary of Earthstone Energy, Inc. (“Earthstone”), entered into (i) a Securities Purchase Agreement (the “Purchase Agreement”) with Novo Oil & Gas Legacy Holdings, LLC (“Holdings”), Novo Intermediate, LLC (“Intermediate,” and together with Holdings, collectively, the “Sellers”) and Novo Oil & Gas Holdings, LLC (“Novo”), pursuant to which Purchaser will acquire 100% of the issued and outstanding equity interests (the “Subject Securities”) of Novo (the “Acquisition”) and (ii) an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with Northern Oil and Gas, Inc. (“NOG”), pursuant to which NOG has agreed to acquire, immediately after the closing of the Acquisition, an undivided 1/3 interest in Novo’s oil and gas and related assets (the “Novo Assets”) acquired pursuant to the Purchase Agreement (the “Novo Divestiture” and, together with the Acquisition, the “Novo Transactions”).

The board of directors and the conflicts committee of Earthstone has approved the Novo Transactions.

Purchase Agreement

Under the terms and conditions of the Purchase Agreement, which has an economic effective date of May 1, 2023, the aggregate consideration to be paid to the Sellers in the Acquisition will consist of $1.5 billion in cash (the “Consideration”), subject to customary closing adjustments. Pursuant to the Purchase Agreement, on the execution date thereof, Purchaser (together with NOG) deposited approximately $112.5 million (the “Acquisition Deposit”) into escrow, which will be credited toward the Consideration payable at the closing of the Acquisition. If the Purchase Agreement is terminated in accordance with its terms and conditions, the Acquisition Deposit will be disbursed to Purchaser or the Sellers as provided in the Purchase Agreement, summarized below.

The Purchase Agreement provides that the closing of the Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party in all material respects with their respective covenants and (c) the expiration or termination of all waiting periods imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Sellers and Purchaser have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of Novo’s businesses during the period between the execution of the Purchase Agreement and closing of the Acquisition and (b) the efforts of the parties to cause the Acquisition to be completed, including obtaining any required governmental approval and causing any applicable waiting period under the HSR Act to expire or terminate.

The Purchase Agreement also provides for certain termination rights for Purchaser and the Sellers, including, among others (and subject to certain exceptions in each case), (a) by mutual written consent of the Sellers’ Representative (as defined in the Purchase Agreement) and Purchaser, (b) by either the Sellers’ Representative or Purchaser, if the Acquisition has not closed by August 28, 2023, but if the Acquisition has not closed by such date solely due to a failure to receive clearance under the HSR Act, then the outside date for the closing of the Acquisition will automatically be extended to September 12, 2023, (c) by either the Sellers’ Representative or Purchaser, if any governmental authority or arbitrator has issued a final and non-appealable order, decree, injunction or judgment restraining, enjoining or otherwise prohibiting the consummation of the Acquisition, (d) by Purchaser, if Seller or Novo has breached or failed to perform its representations, warranties or covenants under the Purchase Agreement in a manner that would result in Purchaser’s conditions to closing not to be satisfied and such breach cannot be (or has not been) cured by the date that is 15 days after the Defect Deadline (as defined in the Purchase Agreement) or five business days after clearance under the HSR Act is received (the “Target Acquisition Closing Date”), (e) by the Sellers’ Representative, if either Purchaser has breached or failed to perform its representations, warranties or covenants under the Purchase Agreement in a manner that would result in the Sellers’ conditions to closing not to be satisfied and such breach cannot be (or has not been) cured by the Target Acquisition Closing Date or (f) by the Sellers’ Representative, if Purchaser has not funded the Acquisition Deposit within one (1) Business Day of the execution of the Purchase Agreement.

In connection with, and concurrently with the entry into, the Purchase Agreement, Earthstone entered into a debt commitment letter, dated June 14, 2023, with Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Truist Bank and Truist Securities, Inc. (collectively, the “Banks”), pursuant to which the Banks have committed, subject to satisfaction of the conditions set forth therein, to provide Earthstone with an increase in Earthstone’s secured revolving credit facility in an aggregate principal amount of $250 million. Earthstone currently intends to fund the Consideration and related transaction fees and expenses with cash on hand (including cash proceeds received pursuant to the Novo Divestiture), borrowings under its revolving credit facility, and proceeds from new debt financing.

Subject to certain further terms, conditions and exceptions, if the Purchase Agreement is terminated, or is terminable, (a) by the Sellers’ Representative, if closing has not occurred as a result of the breach or failure of any of Purchaser’s representations, warranties, or covenants under the Purchase Agreement (and provided that all of Purchaser’s conditions to closing have been satisfied or waived, and the Sellers and Novo are ready, willing and able to close the transaction), then the Sellers will have the right to terminate the Purchase Agreement and receive the entirety of the Acquisition Deposit; or (b) by Purchaser, if closing has not occurred as a result of the breach or failure of any of the Sellers’ or Novo’s respective representations, warranties, or covenants under the Purchase Agreement (and provided that all of the Sellers’ conditions to closing have been satisfied or waived, and Purchaser is ready, willing and able to close the transaction), then Purchaser will have the right to either (i) seek specific performance by Sellers and Novo to consummate the Acquisition or (ii) terminate the Purchase Agreement and (1) receive a refund of the Acquisition Deposit, and (2) recover from Seller(s) (jointly and severally) the actual, documented out-of-pocket costs and expenses incurred in connection with, or in preparation for, the negotiation, diligence, performance, and consummation of the Purchase Agreement and/or the Acquisition (not to exceed $10 million).

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Earthstone’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Earthstone that is or will be contained in Earthstone’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that Earthstone files with the SEC.

Cooperation Agreement

In connection with the Acquisition, on June 14, 2023, Purchaser entered into an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with an unaffiliated third party, NOG. Immediately after the consummation of the Acquisition, pursuant to the Cooperation Agreement, Purchaser has agreed to transfer to NOG an undivided 1/3 interest in the Novo Assets acquired pursuant to the Purchase Agreement in exchange for consideration of approximately $500.0 million in cash, subject to certain customary purchase price adjustments. As a result, assuming an undivided 1/3 interest in the Novo Assets are transferred at the closing of the Cooperation Agreement, we will have acquired Novo, and retained ownership of an undivided 2/3 interest in the Novo Assets, for an unadjusted aggregate purchase price of approximately $1 billion in cash.

The obligations of the parties to complete the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of customary closing conditions set forth in the Purchase Agreement. Upon termination of the Purchase Agreement under specified circumstances, generally relating to a failure by Purchaser to close or fulfill in any material respect any of its obligations under the Purchase Agreement, Purchaser and NOG would be required to forfeit to Sellers the cash deposit thereunder.

The foregoing descriptions of the Purchase Agreement and the Cooperation Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the copy of the Purchase Agreement and the Cooperation Agreement attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On June 15, 2023, Earthstone issued a press release announcing the Novo Transactions. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

On June 15, 2022, Earthstone posted a new investor presentation (the “Presentation Materials”) regarding the Novo Transactions under the “Investors–Events & Presentations” section of Earthstone’s website, https://investor.earthstoneenergy.com/investor-center-home/default.aspx. A copy of the Presentation Materials is furnished as Exhibit 99.2 hereto and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Earthstone makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “forecast,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the Novo Transactions to Earthstone and its stockholders, the anticipated completion of the Novo Transactions or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to complete the Novo Transactions on anticipated terms and timetable; Earthstone’s ability to integrate its combined operations successfully after the Novo Transactions and achieve anticipated benefits from it; the possibility that various closing conditions for the Novo Transactions may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Novo; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition for assets, equipment, materials and qualified people; supply chain disruptions; constraints or downtime on midstream assets servicing Earthstone’s oil and gas production; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; regulatory matters, including environmental regulations; social, market and regulatory efforts to address climate change; cybersecurity risks; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine and the global response to such conflict; and the direct and indirect impact on most or all of the foregoing on the continuing COVID-19 pandemic. Earthstone’s annual report on Form 10-K for the year ended December 31, 2022, subsequent reports and filings with the Securities and Exchange Commission discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Earthstone intends to file the financial statements, if any, required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b) Pro Forma Financial Information.

Earthstone intends to file the pro forma financial information, if any, required by Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 2.1*	Securities Purchase Agreement, dated as of June 14, 2023, by and among Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC, Novo Oil & Gas Holdings, LLC and Earthstone Energy Holdings, LLC.
Exhibit 2.2*	Acquisition and Cooperation Agreement, dated as of June 14, 2023, by and between Earthstone Energy Holdings, LLC and Northern Oil and Gas, Inc.
Exhibit 99.1	Press Release dated June 15, 2023.
Exhibit 99.2	Presentation Materials dated June 15, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Earthstone Energy, Inc. hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	June 16, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration